EXHIBIT 10.14
               SYNERGOS, Inc. Authorization for Regulatory Contact

CLIENT:  lmmuneRegen Biosciences, Inc.

SYNERGOS, Inc. agrees to provide professional assistance, for a consideration as provided in a separate contract, and to contact and interact with the Food and Drug Administration on behalf of lmmuneRegen BioSciences, Inc.

This authorization designates the following individuals as authorized regulatory contacts on behalf of lmmuneRegen Biosciences, Inc.

               Jennifer L. Wike, Vice President, Clinical Affairs
                               jlw@synergosinc.com

                                       OR

                          Jaye Thompson, PhD, President
                               jlt@synergosinc.com

                                 SYNERGOS, lnc.
                        2202 Timberloch Place, Suite 230
                         The Woodlands, Texas 77380-1109
                               Tel: (281) 367-6655
                               Fax: (281) 367-9679

lmmuneRegen Biosciences, Inc. requests that the Food and Drug Administration direct all communications and correspondence with regard to ImmuneRegen Biosciences, Inc. directly to SYNERGOS, lnc.

Other Sponsor obligations transferred to SYNERGOS, Inc. are specified in the attached "Transfer of Sponsor Obligations" document.

lmmuneRegen BioSciences, Inc.                        SYNERGOS, Inc.


By:      /s/ Michael Wilhelm                      By:      /s/ Jennifer Wike
     --------------------------                       --------------------------


Name:    Michael Wilhelm                          Name:    Jennifer Wike
       ------------------------                          -----------------------

Title:   CEO                                      Title:    VP Clinical Affairs
        -----------------------                          -----------------------


Date:    September 29, 2003                       Date:    9/30/03
       ------------------------                          -----------------------